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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 30, 2003

                                 ENTROPIN, INC.
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                      33-23693                68-0150827
          --------                      --------                ----------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                               45926 OASIS STREET
                             INDIO, CALIFORNIA 92201
                             -----------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (760) 775-8333
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                       1




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ITEM 5.    OTHER EVENTS.

           A press release issued by the Company on April 30, 2003 announcing
(i) its receipt of a Nasdaq Staff Determination notice indicating that its common stock is subject to delisting from The Nasdaq SmallCap Market for failure to comply with the Nasdaq's $1.00 minimum bid price requirement (Marketplace Rule 4310(c)(4)) and (ii) its intent to request a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination is attached as
Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (C)    EXHIBITS.

                  99.1     Press release, dated April 30, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ENTROPIN, INC.

    Date :  April 30, 2003                 /s/ Thomas G. Tachovsky
                                      ------------------------------
                                      By:  Thomas G. Tachovsky, Ph.D.
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
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99.1                                Press release, dated April 30, 2003.

                                       4